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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                   FORM 8-K/A




                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2003
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                             SALON MEDIA GROUP, INC.
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             (Exact name of registrant as specified in its charter)




         Delaware                    0-26395                     94-3228750
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 (State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)




              22 Fourth Street, 16th Floor, San Francisco, CA 94103
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:   (415) 645-9200
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          (Former name or former address, if changed since last report)




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The undersigned registrant hereby amends the following items of its Current
Report on Form 8-K dated November 6, 2003:



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)    Exhibits

                 Exhibit No.          Description
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                    16.1        Letter from PricewaterhouseCoopers LLP to the
                                Securities and Exchange Commission
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SALON MEDIA GROUP, INC.


Dated:  11/17/03                                /s/ Elizabeth Hambrecht
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                                                Elizabeth Hambrecht, President,
                                                Chief Financial Officer,
                                                Treasurer and Secretary